SUPPLEMENT DATED MAY 1, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                          JNL(R) VARIABLE FUND III LLC
                             JNL VARIABLE FUND V LLC

The following should be added to the prospectus:

    HYPOTHETICAL PERFORMANCE DATA FOR JNL/MELLON CAPITAL MANAGEMENT STRATEGY

Certain aspects of the investment strategy for The Dow 10 Fund (JNL/Mellon Capital Management Fund) can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategies used by the JNL/Mellon Capital Management Fund and the actual performance of the DJIA. The table also shows how performance varies from year to year.

The information for the JNL/Mellon Capital Management Fund assumes that each investment strategy was fully invested as of the beginning of each year and that each "Stock Selection Date" was the first business day of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the Contracts, expenses or taxes. Any of such charges will lower the returns shown. The information provided below also does not reflect that we may maintain a cash position of up to 5% of a Fund's assets to effectively manage cash inflows and outflows. The results would be different if the cash positions were reflected.

In preparing the hypothetical performance reports, Mellon Capital Management Corporation made various assumptions about how the strategy would have been implemented historically. Mellon Capital Management Corporation's intent was to faithfully replicate the historical performance of the strategy; however, there can be no assurances that the hypothetical results shown could have been achieved with actual trading or that other assumptions would have produced identical results.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations.

The returns shown below for the JNL/Mellon Capital Management Fund do not represent the results of actual trading and may not reflect the impact that any material market or economic factors might have had if the investment strategies had been used during the periods shown to actually managed client assets.

The returns shown below for the JNL/Mellon Capital Management Fund are not a guarantee of future performance and should not be used to predict the expected returns for the JNL/Mellon Capital Management Fund. The hypothetical returns shown below do indicate the significant variation in returns in any given year, as well as the significant variation in returns from a particular investment strategy, both absolutely and in relation to its respective index, over a period of years. In fact, each hypothetical JNL/Mellon Capital Management Fund under-performed its respective index in certain years.

                     HYPOTHETICAL COMPARISON OF TOTAL RETURN

                                          Dow 10           DJIA

                         1984                  6.47        1.00
                         1985                 30.49       33.57
                         1986                 35.58       26.37
                         1987                 20.20        5.48
                         1988                 26.55       16.43
                         1989                 27.07       31.87
                         1990                 -7.77       -0.81
                         1991                 35.42       24.48
                         1992                  9.02        7.36
                         1993                 28.48       16.89
                         1994                  3.81        4.97
                         1995                 36.57       36.89
                         1996                 28.49       29.10
                         1997                 21.91       24.80
                         1998                 10.70       18.20
                         1999                  3.67       26.92
                         2000                  6.11       -4.83
                         2001                 -4.79       -5.50
                         2002                 -8.92      -14.79
                         2003                 28.69       28.32

                         20 Year
                         Annualized
                         Return               15.93       14.35

(1) The Dow 10 Strategy for any given period was selected by applying the respective strategy as of the close of the prior period.
(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested and all returns are stated in terms of the United States dollar. Although the Strategy seeks to achieve a better performance than its respective index as a whole, there can be no assurance that the Strategy will achieve a better performance.


(To be used with VC3657 5/04 and VC3723 5/04.)


                                                                     V5830 5/04